SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Mar. 31, 2015
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of consolidation

(a)Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and its VIE for which the Group is the primary beneficiary. All significant intercompany balances and transactions have been eliminated upon consolidation.

Basis of presentation

(b)Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

(c)Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the determination of primary beneficiary of VIE, the fair values of assets acquired and liabilities assumed in business combination, the fair values of share-based payments, the plans for indefinite reinvestment of undistributed earnings of the PRC subsidiaries in PRC, the collectability of accounts receivable, the realizability of deferred income tax assets, the estimate for useful lives and residual values of long-lived assets, the recoverability of the carrying values of long-lived assets, goodwill and equity method investments, realizable value of inventories and with respect to revenue recognition, the expected service period for course programs and the expected licensing period for perpetual licenses. Actual results could differ from those estimates.

Foreign currency translation and risks

(d)Foreign currency translation and risks

The accompanying consolidated financial statements have been expressed in RMB, the Company’s reporting currency.

The Company, ATA BVI and Xing Wei’s functional currency is the USD. The functional currency of the Company’s PRC subsidiaries and VIE is the RMB.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting foreign exchange gains and losses are included in the consolidated statements of comprehensive income in the line item “Foreign currency exchange gains (losses), net.”

Assets and liabilities of the Company, ATA BVI and Xing Wei are translated into RMB using the applicable exchange rate at each balance sheet date. Revenues and expenses are translated into RMB at average rates prevailing during the year. The resulting foreign currency translation adjustments are recognized as a separate component of accumulated other comprehensive loss within equity.

For the convenience of the readers, the 2015 RMB amounts included in the accompanying consolidated financial statements have been translated into USD at the rate of USD1.00 = RMB6.1990, the noon buying rate in New York cable transfers of RMB per USD as set forth in the H.10 weekly statistical release of Federal Reserve Board, as of March 31, 2015. No representation is made that the RMB amounts could have been, or could be, converted into USD at that rate or at any other rate on March 31, 2015.

Commitments and contingencies

(e)Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, such as legal proceedings and claims that cover a wide range of matters. Liabilities for such contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Fair value measurements

(f)Fair value measurements

The Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Group determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•

Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The Group did not have any nonfinancial assets and liabilities that are measured at fair value on a nonrecurring basis as of March 31, 2015.

The Company’s financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, advances to third parties, employees and suppliers, which are included in the prepaid expenses and other current assets, and accrued expenses and other payables, all of which have a carrying amount that approximate fair value because of the short maturity of these instruments.

Revenue recognition

(g)Revenue recognition

The Group’s revenues are principally derived from the provision of testing services, test-based educational services and test preparation solutions. The Group recognizes revenues when all of the following have occurred:

•	persuasive evidence of an agreement with the customer exists;

•	services have been performed and/or delivery of goods has occurred;

•	the fees for services performed and/or price of goods sold are fixed or determinable; and

•	collectability of the fees and/or sales proceeds is reasonably assured.

The application of the above criteria for revenue recognition for each type of service or product is as follows:

i)	Testing services

Fees for testing services are recognized upon the completion of the exam by the test taker since the Group has no significant future involvement after the completion of the examination. Fees received in advance of test delivery are recorded as deferred revenue.

ii)	Test preparation and training solutions

The Group derives test preparation and training solutions revenues from online test preparation and training service and online training platform development and maintenance service.

a)	Online test preparation and training service fees

The Group sells online training to end users directly or through distributors on a consignment basis. The online training entitles end users to access online test preparation and training services during a specified service period, which normally ranges between 90 to 365 days from activation.

Online training revenue is recognized on a straight-line basis over the service period commencing at the point of time the online training is activated. If the online training sold to end users is not activated before the expiration date, related online service revenue is recognized on the expiration date. For online training granted with fixed online hours, the Group compares the revenue recognized to the actual completion status, and makes any revenue adjustments to reflect the actual completion status.

The Group is not contractually obligated to accept, nor has the Group historically accepted, returns from end users.

b)	Online training platform development and maintenance service fees

The Group develops online training platform based on customer’s requirements and provides maintenance services during the contract period. The online training platform enables end users to participate online training courses.

Fees from online training platform development and maintenance service are recognized, when the platform has been delivered, collectability is reasonably assured, and on a straight-line basis over the contractual period.

iii)	Other revenue

a)	Test-based educational services

Fees from educational institutions for degree major course programs are recognized, when collectibility is reasonably assured, on a straight-line basis over the contractual period , which typically starts in the month of September and ends in the month of June or August of the following year, or 10 to 12 months.

Fees from educational institutions for single course programs are recognized on a straight-line basis over the expected service period or the contractual period, whichever is longer. At the end of each reporting period upon the closing of the Group’s financial records, the Group compares the revenue recognized at the onset of the contracts to the actual completion status of each contract, on a contract by contract basis, and makes any revenue adjustments to reflect the actual completion status.

Fees are not refundable if the student fails to complete one or more of the courses or the entire degree major course programs or fails any of the exams.

b)	Licensing fees from authorized test centers

The Group receives a fixed fee for a perpetual license or an initial fee plus continuing annual fees for renewable annual licenses that provide authorized test centers the right to use the Group’s brand name and E-testing platform.

The Group is obligated to provide ongoing technical support and unspecific system upgrades; and to provide training to authorized test centers’ staff. Initial fees for renewable annual license and fixed fees for perpetual licenses are recognized on a straight-line basis over the expected licensing period of 10 years, which is the period the Group is expected to have continuing involvement with the authorized test centers. Management estimates the expected licensing period based on its historical retention experience, factoring in the expected level of future competition, the risk of technological obsolescence, technological innovation, and the expected changes in the education training environment.

c)	Test development services

Test development service fees are recognized upon the acceptance of the developed tests by the customer. The period to develop the tests is short, generally within two to six months from commencement of development.

d)	Test administration software products

Test administration software products sales are recognized upon delivery and when collectibility is reasonably assured.

e)	Operating leases

The Group rent out one floor of its own building and recognized the revenue from operating lease on a straight-line basis over the lease term.

iv)	Business tax and value added tax (“VAT”)

Revenue is recognized net of business taxes at the rate of 5% of gross revenues or VAT at the rate of 3% or 6% of gross revenues. Business tax and VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the consolidated balance sheets until paid to the tax authorities.

Cost of revenues

(h)Cost of revenues

Cost of revenues consists primarily of cost of test monitoring, royalty fees for IT vendors and test sponsor licensing arrangements, cost of inventories, payroll compensation, technical support, and other related costs, which are directly attributable to the rendering of services and delivery of goods.

The test monitoring costs are recognized upon completion of examinations based on actual number of test takers. Royalty fees are recognized as cost of revenues based on actual usage according to contract provisions.

The test monitoring costs and royalty fees for the years ended March 31, 2013, 2014 and 2015 are as follows:

	Year Ended March 31,
	2013	2014	2015
	RMB	RMB	RMB

Test monitoring costs	129,127,028	124,427,159	113,042,449
Royalty fees	15,594,990	14,850,125	4,991,524

Research and development costs

(i)Research and development costs

Research and development costs primarily consist of software developed for internal use and software developed for sale.

i)	Software developed for internal use

The Group expenses all costs that are incurred in connection with the planning and implementation phases of the development of software. Costs incurred in the development phase are capitalized and amortized over the estimated product life. No costs were capitalized for any of the periods presented.

ii)	Software developed for sale

Costs incurred internally in researching and developing a computer software product are charged to expense as research and development costs prior to technological feasibility being established for the product. Once technological feasibility is established, all computer software costs are capitalized until the product is available for general release to customers. Technological feasibility is established upon completion of all the activities that are necessary to substantiate that the computer software product can be produced in accordance with its design specifications, including functions, features, and technical performance requirements. No costs were capitalized for any of periods presented.

Income taxes

(j)Income taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax loss carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax status is recognized in income in the period that includes the enactment date or the date of change in tax status. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Group recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

A deferred tax liability is not recognized for the excess of the Company’s financial statement carrying amount over the tax basis of its investment in a foreign subsidiary, if there exists specific plans for reinvestment of undistributed earnings of a subsidiary which demonstrate that remittance of the earnings will be postponed indefinitely.

The Group’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and a component of general and administrative expenses, respectively in the consolidated statements of comprehensive income.

Share-based payment

(k)Share-based payment

The Group measures the cost of employee share options and nonvested shares based on the grant date fair value of the award and recognizes that cost over the period during which an employee is required to provide services in exchange for the award, which generally is the vesting period. For the graded vesting share options and nonvested shares, the Company recognizes the compensation cost over the requisite service period for each separately vesting portion of the award as if the award is, in substance, multiple awards. When no future services are required to be performed by the employee in exchange for an award of equity instruments, and if such award does not contain a performance or market condition, the cost of the award is expensed on the grant date. When there is a modification of the terms and conditions of an award of equity instruments, the Company measures the pre-modification and post-modification fair value of the equity instruments as of the modification date and recognizes the incremental value as compensation cost over the remaining service period.

When there is a change in the grantee status from an employee to a non-employee, if grantee retains the awards on a change in status and continues to provide substantive services to the Group, the change in status results in a new measurement date for the unvested awards with compensation costs measured as if the awards were newly issued to the grantee on the date of the change in status. If grantee retains the awards on a change in status and is not required to provide substantive services to the grantor subsequent to that change in status, the change in status is, in substance, an acceleration of the vesting of the arrangement.

Cash and cash equivalents	(l)Cash and cash equivalents Cash and cash equivalents consist of cash on hand, cash in banks and highly liquid investments with original maturity less than three months.
Restricted cash

(m)Restricted cash

Restricted cash is restricted as to usage based on contracts entered into with third parties. The restricted cash balance was RMB 2,700,000 and RMB nil as of March 31, 2014 and 2015.

Accounts receivable

(n)Accounts receivable

Accounts receivable include amounts billed at the invoiced amount.

The allowance for doubtful accounts is the management’s best estimate of the amount of probable credit losses resulting from the inability of the Group’s customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts, aging data and historical collection pattern. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

Equity method investments

(o)      Equity method investments

The Company applies the equity method to account for an equity interest in an investee over which the Company has significant influence but does not own a majority equity interest or otherwise control.

Under the equity method of accounting, the Company’s share of the investee’s results of operations is reported as share of income (losses) of equity method investments in the consolidated statements of comprehensive income.

The Company recognizes an impairment loss when there is a decline in value below the carrying value of the equity method investment that is considered to be other-than-temporary. The process of assessing and determining whether impairment on an investment is other-than-temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether it has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to the period end, and forecasted performance of the investee.

Property and equipment, net

(p)      Property and equipment, net

Property and equipment is stated at historical cost.

Depreciation is recognized over the following useful lives on the straight-line method, taking into consideration the assets’ estimated salvage value:

Building	30 years
Computer equipment	3 to 5 years
Furniture, fixtures and office equipment	5 years
Software	3 to 5 years
Motor vehicles	5 years
Leasehold improvements	the lease terms

Intangible assets

(q)     Intangible assets

Intangible assets acquired are initially recognized and measured at fair value. Intangible assets other than contracts in progress are amortized on a straight-line basis over their respective estimated useful lives, which range from 5 to 12 years.

Contracts in progress acquired in a business combination are subsequently accounted as a reduction of billings upon completion of contracts.

The Company has no intangible assets with indefinite useful lives.

Impairment of long-lived assets, excluding goodwill

(r)      Impairment of long-lived assets, excluding goodwill

Long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. The Company recognized an impairment loss of intangible assets of RMB nil, RMB 12,009,457 and RMB 310,153 for the years ended March 31, 2013, 2014 and 2015, respectively.

Goodwill

(s)      Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually. The Company performs a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step goodwill impairment test. If this is the case, the two-step goodwill impairment test is required. If it is more-likely-than-not that the fair value of a reporting unit is greater than its carrying amount, the two-step goodwill impairment test is not required.

If the two-step goodwill impairment test is required, first, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit’s goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying amount, step two does not need to be performed.

The Company performs its annual impairment review of goodwill at March 31, and when a triggering event occurs between annual impairment tests. No impairment loss was recorded for any of the periods presented.

Employee benefit plans

(t)      Employee benefit plans

As stipulated by the regulations of the PRC, the Company’s PRC subsidiaries are required to contribute to various defined contribution plans, organized by municipal and provincial governments on behalf of their employees. The contributions to these plans are based on certain percentages of the employee’s standard salary base as determined by the local Social Security Bureau. The Group has no other obligation for the payment of employee benefits associated with these plans beyond the annual contributions described above.

Employee benefit expenses recognized under these plans for the years ended March 31, 2013, 2014 and 2015 are allocated to the following expense items:

	Year Ended March 31,
	2013	2014	2015
	RMB	RMB	RMB
Cost of revenues	4,898,098	5,375,566	5,597,846
Research and development	4,214,374	4,960,632	5,563,607
Sales and marketing	5,269,923	3,511,656	4,045,878
General and administrative	2,608,307	2,568,027	2,870,561

Total expense due to employee benefit plans	16,990,702	16,415,881	18,077,892

Earnings per share

(u)    Earnings per share

Basic earnings per share is computed by dividing net earnings by the weighted average number of common shares outstanding during the year using the two-class method. Under the two-class method, net income is allocated between common shares and other participating securities based on their participating rights in undistributed earnings. The Company’s nonvested shares relating to the share-based awards under the share incentive plan were considered participating securities since the holders of these securities have non-forfeitable rights to cash dividends.

Diluted earnings per share is calculated by dividing net earnings adjusted for the effect of dilutive common equivalent shares, if any, by the weighted average number of common and dilutive common equivalent shares outstanding during the year. Common equivalent shares consist of common shares issuable upon the exercise of outstanding share options (using the treasury stock method). Common equivalent shares in the diluted earnings per share computation are excluded to the effect that they would be anti-dilutive. In calculating the diluted earnings per share, the undistributed earnings are not reallocated to the participating securities and the common and dilutive common equivalent shares.

Segment reporting

(v)     Segment reporting

The Group has one operating segment, testing and training services. Substantially all of the Group’s operations and customers are located in the PRC. Consequently, no geographic information is presented.

Variable interest entity ("VIE")

(w)      Variable interest entity (“VIE”)

PRC regulations prohibit direct foreign ownership of business entities that engage in internet content provision (“ICP’’) services in the PRC. The Company and its subsidiaries are foreign owned business entities under the PRC law and accordingly are prohibited from providing ICP services in the PRC, including having ownership of entities engaged in providing such services. ATA Online has an ICP license for the provision of ICP services in the PRC. However, no ICP services were provided by ATA Online for the years ended March 31, 2013, 2014 and 2015.

Prior to May 20, 2015, the Group had no legal ownership interest in ATA Online but had control over ATA Online through a series of contractual agreements as further described below.  The legal ownership interests of ATA Online were held by Mr. Kevin Xiaofeng Ma, the Company’s co-founder and chairman and Mr. Walter Lin Wang, the Company’s co-founder and director (the “nominee shareholders”).

In May 2015, the Company decided to list ATA Online on National Equities Exchange and Quotations System in the PRC. In preparation for the listing of ATA Online in the PRC, the contractual arrangements were terminated and entire equity interests of ATA Online were transferred from the nominee shareholders to ATA Learning and Zhongxiao Zhixing on May 20, 2015 at the consideration of RMB10 million determined based on the registered capital of ATA Online. As a result, ATA Online became a wholly equity-owned subsidiary of the Company.  Further, ATA Online is in the process of de-registering its ICP license to be in compliance with PRC regulations.

VIE contractual agreements

A series of contractual agreements, including loan agreements, a call option and cooperation agreement, an equity pledge agreement, a technical support agreement, a strategic consulting service agreement and a power of attorney (collectively, the “VIE Agreements”) were entered among ATA BVI, ATA Learning, ATA Online, Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang. These contractual agreements were terminated in May 2015 as aforementioned.

The following is a description of the impact of the VIE Agreements on the Group’s consolidated financial statements during the reporting periods presented.

ATA Online was determined to be a VIE because although Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang were the equity holders of ATA Online, (i) their equity investment of RMB10 million in ATA Online was financed by the Group and (ii) they did not participate in any profit or loss of ATA Online.

Although the Group did not have an equity investment in ATA Online, the Group had other variable interests in ATA Online through, among others, (i) the Group’s subordinated loans to Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang (used by them to finance their equity investment in ATA Online) and other subordinated loans to ATA Online, (ii) the Group’s right, under the loan agreement, to receive all the dividends declared by ATA Online through its equity holders and (iii) the Group’s exclusive purchase option to acquire (or to have the Group’s designee acquire) 100% of the equity interest or assets in ATA Online for a consideration equal to the loans provided by the Group to Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang, to the extent permitted under PRC law. As a result of these variable interests, the Group had the obligation to absorb the expected losses and the right to receive expected residual returns of ATA Online.

Through the VIE Agreements, the Group had a controlling financial interest in ATA Online because the Group had (i) the power to direct activities of ATA Online that most significantly impact the economic performance of ATA Online; and (ii) the obligation to absorb the expected losses and the right to receive expected residual return of ATA Online that could potentially be significant to ATA Online.

Accordingly, the financial statements of ATA Online are consolidated in the Company’s consolidated financial statements for the years ended March 31, 2013, 2014 and 2015. All of the equity (net assets) and net incomes or losses of ATA Online are attributed to the Company; therefore, no non-controlling interest in ATA Online is presented in the Company’s consolidated financial statements.  The termination of the VIE Agreements in May 2015 has no net impact on the Group’s consolidated financial statements and ATA Online continues to be accounted as a wholly-owned subsidiary of the Group.

The key terms of these VIE Agreements are as follows:

Loan agreements: ATA BVI lent to ATA Online’s equity holders, Mr. Kevin Xiaofeng Ma, and Mr. Walter Lin Wang, interest free loans in the amount of RMB10 million for the sole purpose of investing in ATA Online as ATA Online’s registered capital. The equity holders of ATA Online can only repay the loans by transferring all of their legal ownership interest in ATA Online to ATA BVI or to a third party designated by ATA BVI. The equity holders of ATA Online are required to pay to ATA BVI all dividend received from ATA Online. The initial terms of the loans are ten years, which may be extended upon the agreement of ATA BVI and ATA Online’s equity holders. The approval of ATA Online is not required for the renewal of the loan agreements nor can ATA Online terminate the loan agreement during the contract term. ATA BVI lent RMB 1 million on October 27, 2006 and RMB 9 million on July 7, 2009. As part of the termination of the VIE Agreement in May, the nominee shareholders will repay the RMB10 million loans to ATA BVI with the RMB10 million proceeds from the transfer of the legal ownership interests in ATA Online to ATA Learning and Zhongxiao Zhixing.

Technical support agreement: ATA Learning has the exclusive right to provide technical support services to ATA Online. The service fees are mutually agreed by both parties, and are determined based on certain objective criteria such as the actual services required by ATA Online and the actual labor costs, as determined by the number of days and personnel involved, incurred by ATA Learning for providing the services during the relevant period. The term of this agreement is ten years, automatically renewable for successive one year terms unless ATA Learning notifies ATA Online of its intention not to renew 30 days before the relevant term expires. ATA Online may not terminate this agreement during its term or upon its expiration. The agreement was entered into on October 27, 2006 with a remaining term of 1.6 years as of March 31, 2015, assuming no renewal of the agreement.

Strategic consulting service agreement: ATA Learning provides ATA Online with strategic consulting and related services to ATA Online. The fees for these services are determined by ATA Learning and calculated monthly based on actual time spent providing the services. ATA Learning has the right to adjust the fees payable by ATA Online in accordance with its performance. The term of this agreement is twenty years, automatically renewable for successive one year terms unless ATA Learning notifies ATA Online of its intention not to renew 30 days before the relevant term expires. ATA Online can only terminate this agreement if ATA Learning fails to perform its obligation under this agreement. The agreement was entered into on October 27, 2006 with a remaining term of 11.6 years as of March 31, 2015, assuming no renewal of the agreement.

For the years ended March 31, 2013, 2014 and 2015, ATA Learning billed RMB 12.6 million, RMB 8.0 million and RMB 18.0 million to ATA Online based on the technical support agreement and strategic consulting service agreement. For the years ended March 31, 2013, 2014 and 2015, RMB 12.6 million, RMB nil and RMB 8.0 million was collected, respectively.

Call option and cooperation agreement: Through the call option and cooperation agreement entered into among ATA BVI, ATA Online and its equity holders, ATA BVI or any party designated by ATA BVI, has an exclusive purchase option to acquire the equity interest in ATA Online from its equity holders or acquire ATA Online’s assets at any time when permitted by applicable Chinese laws and regulations. The proceeds from the exercise of the call option will be applied to repay the loans under the loan agreements described above. Further, without ATA BVI’s prior written consent, ATA Online or its equity holders cannot sell, assign, mortgage or dispose any of ATA Online’s assets or operation, cannot enter into any transaction which may materially affect ATA Online’s assets, liability, operation, equity or other legal rights, and cannot distribute any dividend to its equity holders. ATA BVI is also obligated to provide financial support to ATA Online’s operation to which ATA BVI has no recourse right if ATA Online cannot repay such financing due to its losses. This agreement has an indefinite term and can only be terminated with the unanimous consent of all parties, except that ATA BVI may terminate this agreement with 30 days prior notice to the other parties.

Equity pledge agreement: To secure the payment obligations of ATA Online under the technical support agreement and the strategic consulting service agreement described above, ATA Online’s equity holders have pledged to ATA Learning their entire equity ownership interests in ATA Online. Under this agreement, equity holders of ATA Online may not transfer the pledged equity interest without ATA Learning’s prior written consent. This agreement will also be binding upon successors of the pledgor and transferees of the pledged equity interest. The term of the pledge is the same as the term of the strategic consulting service agreement. ATA Online may terminate this agreement upon the completion of its contractual obligations under the technical support agreement and the strategic consulting service agreement as described above. As of March 31, 2015, the remaining term of this agreement is 11.6 years, assuming no renewal of the strategic consulting service agreement.

Power of attorney: Each of Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang signed a power of attorney, on March 27, 2013 and April 3, 2013 respectively, with ATA Learning to exclusively assign their rights as an shareholder of ATA Online to ATA Learning, including but not limited to voting right and right to appoint director and executive management of ATA Online. The assignment of the shareholder’s rights is legally binding, irrevocable. The agreement is retrospectively effective when the call option and cooperation agreement and equity pledge agreement were effective and remains effective as long as the call option and cooperation agreement and equity pledge agreement are effective.

The Company’s involvement with the VIEs under the VIE Agreements affected the Company’s consolidated financial position, results of operations and cash flows as indicated below.

The assets and liabilities of ATA Online as of March 31, 2014 and 2015 and the net revenue and net income (loss) and cash flows for the years ended March 31, 2013, 2014 and 2015 are as follows:

	March 31,
	2014	2015
	RMB	RMB

Cash	33,698,280	18,397,974
Accounts receivable, net	19,564,392	23,145,899
Prepayment and other current assets	1,455,916	5,228,560
Amounts due from related parties	3,815,811	25,159

Total current assets	58,534,399	46,797,592
Equity method investments	—	35,729,848
Property and equipment, net	894,182	562,021
Other assets	—	8,171,895

Total assets	59,428,581	91,261,356

Accrued expenses and other payables	14,280,824	15,011,489
Amounts due to related parties	9,708,450	19,436,997
Deferred revenue	1,308,993	731,490

Total current liabilities and total liabilities	25,298,267	35,179,976

	Year ended March 31,
	2013	2014	2015
	RMB	RMB	RMB

Net revenue	24,960,260	100,204,186	154,454,044
Net income (loss)	(10,495,582)	13,224,130	21,951,065

	Year ended March 31,
	2013	2014	2015
	RMB	RMB	RMB
Net cash provided by (used in) operating activities	(13,227,174)	21,829,320	22,655,696
Net cash used in investing activities	(1,128,140)	(249,904)	(37,956,001)
Net cash used in financing activities	—	—	—

Amounts due from related parties’ represent the amount due from ATA BVI, ATA Learning and ATA Testing, which are eliminated on consolidation.

Amounts due to related parties represent the amount due to ATA BVI, ATA Learning and ATA Testing, which are eliminated on consolidation.

All of the assets of ATA Online can be used only to settle obligations of ATA Online. None of the assets of ATA Online has been pledged or collateralized. The creditors of ATA Online do not have recourse to the general credit of ATA BVI or the Company.

Recently issued accounting standards

(x)     Recently issued accounting standards

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). ASU 2014-09 requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity should also disclose sufficient quantitative and qualitative information to enable users of financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The new standard is effective for annual reporting periods beginning after December 15, 2017. The Company will implement the provision of ASU 2014-09 as of April 1, 2018. The Company has not yet determined the impact of the new standard on its current policies for revenue recognition.